Fees Summary	Feb. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 106,042,500
Previously Paid Amount	0
Total Fee Amount	16,235.11
Total Offset Amount	0
Net Fee	$ 16,235.11